UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 15, 2008
CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	1-9733 (Commission File No.)	75-2018239 (IRS Employer Identification No.)
1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 335-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.
On May 15, 2008, the Company issued a press release announcing that it anticipates the closing of up to 139 Ohio lending locations in response to newly passed legislation which will change the pricing and parameters of its cash advance product offering in the state of Ohio. The Company also provided a revised earnings outlook for fiscal 2008.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated May 15, 2008.
Statement Regarding Forward Looking Information
     This report contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules. The Company intends that all forward-looking statements be subject to the safe harbors created by these laws and rules. When used in this current report, the words “believes,” “estimates,” “plans,” “expects,” “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The statements in this report that are not historical facts, including, but not limited to, statements related to the closure of lending locations described in this report, or with respect to anticipated earnings, are based on current expectations. Actual results may differ materially from those expressed in the forward-looking statements, and such statements should not be regarded as a representation by the Company or any other person that the results expressed in the statements will be achieved. Among the factors that could cause the results to differ include, without limitation, changes in demand for the Company’s services, the actions of third parties who offer products and services at the Company’s locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, the ability to successfully integrate newly acquired businesses into the Company’s existing operations and other risks indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the Company’s control, and the Company cannot predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: May 15, 2008	By:	/s/ J. Curtis Linscott
J. Curtis Linscott, Executive Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 15, 2008.